UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SITO Mobile, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Marcelle S. Balcombe, Esq. Sichenzia Ross Ference Kesner LLP 61 Broadway, 32nd Floor New York, NY 10006 (212) 930-9700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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SITO Mobile, Ltd., a Delaware corporation (“SITO”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with SITO’s solicitation of consent revocations from its stockholders in response to the solicitation of consents from SITO’s stockholders (the “Consent Solicitation”) by Stephen D. Baksa, Thomas Candelaria. Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (the “Baksa Group”) to, among other things, remove and replace all of the current members of SITO’s Board of Directors (the “SITO Board”) other than Brent D. Rosenthal who previously collaborated with Mr. Baksa on an activist campaign at another public company. On May 2, 2017, SITO filed a definitive consent revocation solicitation statement (the “Consent Revocation Solicitation Statement”) with the SEC in connection with its solicitation of consent revocations.

Press Release Issued by SITO on May 25, 2017

Attached hereto is a press release issued by SITO on May 25, 2017 (after the SEC was closed for the acceptance of same-day filings that are made via EDGAR) announcing that in connection with the Consent Solicitation, SITO has delivered all consents and revocations that it has received to First Coast Results, Inc., the independent tabulation and voting certification firm that was appointed by SITO as its independent inspector of elections. SITO also announced that, to the extent that no potentially outcome determinative issues are identified during the tabulation process, SITO expects to make the final results of the Consent Solicitation publicly available by the end of next week. This press release is being filed herewith because it may be deemed to be solicitation material in connection with SITO’s solicitation of consent revocations in response to the Consent Solicitation.

Important Additional Information And Where To Find It

SITO Mobile, Ltd. (“SITO”), its directors and certain of its executive officers are deemed to be participants in a solicitation of consent revocations from SITO’s stockholders in connection with a pending consent solicitation by a stockholder seeking consents (the “Consent Solicitation”). On May 2, 2017, SITO filed a definitive consent revocation statement (the “Consent Revocation Solicitation Statement”) and accompanying WHITE consent revocation card with the SEC in connection with the Consent Solicitation. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Consent Revocation Solicitation Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH CONSENT REVOCATION SOLICITATION STATEMENT AND THE ACCOMPANYING WHITE CONSENT REVOCATION CARD AND OTHER DOCUMENTS FILED BY SITO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain the Consent Revocation Solicitation Statement, any amendments or supplements to the Consent Revocation Solicitation Statement, the accompanying WHITE consent revocation card, and other documents filed by SITO with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of SITO’s corporate website at www.sitomobile.com, by writing to SITO’s Corporate Secretary at SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301, or by calling SITO at (201) 275-0555.

SITO Mobile Announces Delivery of Consents and Revocations

to Independent Inspector of Elections

Expects to Announce Consent Solicitation Results By End of Next Week

JERSEY CITY, N.J., May 25, 2017 -- SITO Mobile Ltd. (NASDAQ:SITO), a leading mobile engagement platform, today announced that, in connection with the previously announced consent solicitation by Stephen D. Baksa, Thomas M. Candelaria and the other participants in their consent solicitation seeking to, among other purposes, remove five current members of the SITO Board of Directors, it has delivered all consents and revocations that it has received to First Coast Results, Inc., the independent tabulation and voting certification firm that was appointed by SITO as its independent inspector of elections.

SITO also announced that, pursuant to Article I, Section 13(c) of SITO’s Amended and Restated Bylaws, as adopted by the SITO Board of Directors on March 23, 2017, no action by written consent and without a meeting is effective until such time as the independent inspectors of election engaged by SITO for the purpose of performing promptly a review of the validity of the consents and revocations have completed their review, determined that the requisite number of valid and unrevoked consents delivered to SITO in accordance with Article I, Section 13 of the SITO Bylaws and applicable law have been obtained to authorize or take the actions specified in the consents, and certified such determination for entry in the records of SITO kept for the purpose of recording the proceedings of meetings of stockholders.

SITO expects that the preliminary tabulation of results will be completed by the Independent Inspector of Elections by the middle of next week. To the extent that no potentially outcome determinative issues are identified during the tabulation process, SITO expects to make the final results publicly available by the end of next week.

Further details regarding the results of the consent solicitation will be contained in a Current Report on Form 8-K that SITO expects to file with the Securities and Exchange Commission (SEC) by the end of next week. This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.sitomobile.com.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Important Additional Information And Where To Find It

SITO Mobile, Ltd. (“SITO”), its directors and certain of its executive officers are deemed to be participants in a solicitation of consent revocations from SITO’s stockholders in connection with a pending consent solicitation by a stockholder seeking consents (the “Consent Solicitation”). On May 2, 2017, SITO filed a definitive consent revocation statement (the “Consent Revocation Solicitation Statement”) and the accompanying WHITE consent revocation card with the SEC in connection with the Consent Solicitation. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Consent Revocation Solicitation Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH CONSENT REVOCATION SOLICITATION STATEMENT AND THE ACCOMPANYING WHITE CONSENT REVOCATION CARD AND OTHER DOCUMENTS FILED BY SITO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain the Consent Revocation Solicitation Statement, any amendments or supplements to the Consent Revocation Solicitation Statement, the accompanying WHITE consent revocation card, and other documents filed by SITO with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of SITO’s corporate website at www.sitomobile.com, by writing to SITO’s Corporate Secretary at SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301, or by calling SITO at (201) 275-0555.

Contacts:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Alexandra Levy

Silicon Alley Media

alex@siliconalley-media.com